UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
September 29, 2008

CASH AMERICA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:    (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD Disclosure

On September 29, 2008, Cash America International, Inc. (the “Company”) announced that it had entered into a letter of intent to acquire an 80% ownership interest in a 100 store pawnshop chain located in Mexico operating under the name of Prenda Fácil.  A copy of the Company’s news release is furnished as Exhibit 99.1 to this report on Form 8-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

99.1      Copy of news release dated September 29, 2008, issued by Cash America International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date:	September 29, 2008	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President, General Counsel &
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release dated September 29, 2008, issued by Cash America International, Inc.